Exhibit 2.8

IRREVOCABLE POWER OF ATTORNEY

WHEREAS:

The undersigned stockholder (the “Selling Stockholder”) of Crush Capital, Inc., a Delaware corporation (the “Company”) wishes to offer shares of Non-Voting Common Stock of the Company (“Shares”) for sale pursuant to the Offering pursuant to which the Selling Stockholder will seek to sell up to 1,746,725 shares of Non-Voting Common Stock, par value $0.0001 per share, of the Company (the “Non-Voting Common Stock”) (the “Offered Shares”);

The Selling Stockholder understands that the Company has filed with the Securities and Exchange Commission (the “Commission”) an Offering Statement on Form 1-A (the “Offering Statement”) under Regulation A of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the offering (the “Offering”) of shares of its Non-Voting Common Stock by the Company and the Selling Stockholder. The Selling Stockholder has elected to sell the Offered Shares in the Offering if the Offering is completed. Accordingly, the Offering will be qualified under the Securities Act, covering the Offered Shares to be sold by the Selling Stockholder.

The Company may undertake one or more closings (“Closings”) in respect of the Offering on an ongoing basis. At each Closing, 70% of the shares sold to investors (“Investors”) in the Offering will be newly issued shares sold by the Company, 15% will be shares sold by Selling Stockholder, and 15% will be shares sold by the other selling stockholder, until all of the shares offered by the Selling Stockholder and the other selling stockholder have been sold. After each Closing, funds tendered by Investors will be available to the Company and the Selling Stockholder, as applicable, in each case, subject to reduction for commissions and any holdback provided in the Master Services Agreement between the Company and Issuance Inc. related to the Offering.

The Selling Stockholder, by executing and delivering this Irrevocable Power of Attorney (this “Agreement”), confirms the Selling Stockholder’s willingness and intent to sell the Offered Shares in the Offering as provided herein.

The Selling Stockholder hereby acknowledges receipt in electronic format of (i) a form of the subscription agreement to be executed by Investors and the Company, and (ii) the Offering Statement as originally filed and all amendments thereto, including a copy of the Preliminary Offering Circular to be used in connection with the Offering. The Selling Stockholder understands that the subscription agreement is subject to revision before execution, with such changes as the Attorney-in-Fact deems appropriate (including with respect to the Securities Act).

NOW THEREFORE to induce the Company to enter into the subscription agreement and to secure its performance, the Selling Stockholder agrees as follows:

1.	Appointment of Attorney-in-Fact; Grant of Authority. For purposes of effecting the sale of the Offered Shares pursuant to the Offering, the Selling Stockholder irrevocably makes, constitutes and appoints Todd Goldberg the true and lawful agent and attorney-in-fact of the Selling Stockholder (the “Attorney-in-Fact”), with full power and authority, subject to the terms and provisions hereof, to act hereunder, or through a duly appointed successor attorney-in-fact (it being understood that the Attorney-in-Fact shall have full power to make and substitute any executive officer or director of the Company in the place and stead of such Attorney-in-Fact (or, in the event of the death, disability or incapacity of the Attorney-in-Fact, the Company may appoint a substitute therefor), and the Selling Stockholder hereby ratifies and confirms all that the Attorney-in-Fact or successor attorney-in-fact shall do pursuant to this Agreement), in his or their sole discretion, all as hereinafter provided, in the name of and for and on behalf of the Selling Stockholder, as fully as could the Selling Stockholder if present and acting in person, with respect to the following matters in connection with and necessary and incident to the qualification and sale of the Selling Stockholder’s Offered Shares in the Offering:

a.	to authorize and direct the Company, the Company’s Escrow Agent (“Escrow Agent”), Prime Trust LLC, and the Company’s transfer agent (“Transfer Agent”), Computershare Inc., and any other person or entity to take any and all actions as may be necessary or deemed to be advisable by the Attorney-in-Fact to effect the sale, transfer and disposition of any or all of the Selling Stockholder’s Offered Shares in the Offering as the Attorney-in-Fact or any of them may, in their sole discretion, determine, including to direct the Escrow Agent or Transfer Agent with respect to:

i.	the transfer on the stock record books of the Company of the Offered Shares in order to effect such sale (including the names in which the Offered Shares are to be issued and the denominations thereof);

ii.	the delivery of the Offered Shares to Investors with, if necessary, appropriate stock powers or other instruments of transfer duly endorsed or in blank against receipt by the Company of the purchase price to be paid therefor;

iii.	the payment by the Company (which payment may be made out of the proceeds of any sale of the Offered Shares) of the expenses, if any, to be borne by the Selling Stockholder pursuant to the Offering, and such other costs and expenses as are agreed upon by such Attorney-in-Fact to be borne by the Selling Stockholder (any expenses incurred on behalf of the Company and the Selling Stockholders shall be apportioned among the Selling Stockholder and the Company on the basis of the respective number of shares of Non-Voting Common Stock to be sold by them pursuant to the Offering); and

iv.	the remittance to the Selling Stockholder of the balance of the proceeds from any sale of the Offered Shares.

b.	to prepare, execute and deliver any and all documents (the “Offering Documents”) on behalf of the Selling Stockholder with respect to the Offering, with such insertions, changes, additions or deletions therein as the Attorney-in-Fact, in his or her sole discretion, may determine to be necessary or appropriate (which may include a decrease, but not an increase, in the number of Offered Shares to be sold by the Selling Stockholder), and containing such terms as such Attorney-in-Fact shall determine, including the price per share, the purchase price per share to be paid by Investors, and provisions concerning the Offering, the execution and delivery of such documents by the Attorney-in-Fact to be conclusive evidence with respect to his or her approval thereof, including the making of all representations and agreements to be made by, and the exercise of all authority thereunder vested in, the Selling Stockholder, and to carry out and comply with each and all of the provisions of the Offering Documents;

c.	to take any and all actions that may be necessary or deemed to be advisable by the Attorney-in-Fact with respect to the Offering, including, without limitation, approval of amendments to the Offering Statement or any preliminary offering circular, the execution, acknowledgment and delivery of any certificates, documents, undertakings, representations, agreements and consents, which may be required by the Commission, appropriate authorities of states or other jurisdictions or legal counsel or such certificates, documents, undertakings, representations, agreements and consents as may otherwise be necessary or appropriate in connection with the qualification of the Shares of the Company under the Securities Act or the securities or blue sky laws of the various states or necessary to facilitate sales of the Offered Shares;

d.	to take or cause to be taken any and all further actions, and to execute and deliver, or cause to be executed and delivered, any and all such certificates, instruments, reports, contracts, orders, receipts, notices, requests, applications, consents, undertakings, powers of attorney, instructions, certificates, letters and other writings, including communications to the Commission, documents, stock certificates and share powers and other instruments of transfer and closing as may be required to complete the Offering or as may otherwise be necessary or deemed to be advisable or desirable by the Attorney-in-Fact in connection therewith, with such changes or amendments thereto as the Attorney-in-Fact may, in his or her sole discretion, approve (such approval to be evidenced by their signature thereof), as may be necessary or deemed to be advisable or desirable by the Attorney-in-Fact to effectuate, implement and otherwise carry out the transactions contemplated by Offering and this Agreement, or as may be necessary or deemed to be advisable or desirable by the Attorney-in-Fact in connection with the qualification of the Shares of the Company, pursuant to the Securities Act or the securities or blue sky laws of the various states, the sale of the Shares to the Investors or the public offering thereof; and

e.	if necessary, to endorse (in blank or otherwise) on behalf of the Selling Stockholder any certificate or certificates representing the Offered Shares that may be issued or a stock power or powers attached to such certificate or certificates.

The execution of this Agreement shall not in any manner revoke, in whole or in part, any power of attorney that the Selling Stockholder has previously executed.

2.	Sole Authority of Attorney-in-Fact and the Company. The Selling Stockholder agrees that the Attorney-in-Fact has the sole authority to agree with the Company (including any pricing or similar committee established by the Board of Directors of the Company) upon the price at which the Shares will be sold to the public under the Offering Statement. The Selling Stockholder further agrees that the Company may withdraw the Offering Statement and terminate the Offering in its sole discretion for any reason whatsoever or for no reason, without any liability to the Selling Stockholder.

3.	Irrevocability. The Selling Stockholder has conferred and granted the power of attorney and all other authority contained herein for the purpose of completing the Offering and in consideration of the actions of the Company in connection therewith. Therefore, the Selling Stockholder hereby agrees that all power and authority hereby conferred is coupled with an interest and is irrevocable and, to the fullest extent not prohibited by law, shall not be terminated by any act of the Selling Stockholder or by operation of law or by the occurrence of any event whatsoever, including, without limitation, the death, disability, incapacity, revocation, termination, liquidation, dissolution, bankruptcy, dissolution of marital relationship or insolvency of the Selling Stockholder (or if more than one, either or any of them) or any similar event (including, without limiting the foregoing, the termination of any trust or estate for which the Selling Stockholder is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, or the dissolution or liquidation of any corporation, partnership or other entity). If, after the execution of this Agreement, any such event shall occur before the completion of the transactions contemplated by the subscription agreement and/or this Agreement, the Attorney-in-Fact and the Transfer Agent and Escrow Agent are nevertheless authorized and directed to complete all of such transactions, including the delivery of the Selling Stockholder’s Shares to be sold to Investors, as if such event had not occurred and regardless of notice thereof.

4.	Representations, Warranties and Agreements. The Selling Stockholder represents and warrants to the Company that the following representations and warranties are true and complete in all material respects as of the date of qualification of the Offering Statement by the Commission, and as of each Closing in which the Selling Stockholder participates, except as otherwise indicated. For purposes of this Agreement, an individual shall be deemed to have “knowledge” of a particular fact or other matter if such individual is actually aware of such fact. An entity will be deemed to have “knowledge” of a particular fact or other matter if one of such entity’s current officers, directors, managing member or any officer or director thereof, general partner or any officer or director thereof, or similar person of authority with respect to such Selling Stockholder has, or at any time had, actual knowledge of such fact or other matter:

a.	Authorization of Agreement. Selling Stockholder has all necessary power and authority, under all applicable provisions of law to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement is a valid and binding obligation of Selling Stockholder, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (ii) as limited by general principles of equity that restrict the availability of equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

b.	Title to the Shares. Upon taking all actions necessary, if any, as contemplated in this Agreement, Selling Stockholder is the lawful owner of the Offered Shares, with good and marketable title thereto, and the Selling Stockholder has the absolute right to sell, assign, convey, transfer and deliver such Offered Shares and any and all rights and benefits incident to the ownership thereof, all of which rights and benefits are transferable by the Selling Stockholder to Investors, free and clear of all the following (collectively called “Claims”) of any nature whatsoever: security interests, liens, pledges, claims (pending or threatened), charges, escrows, encumbrances, lock-up arrangements, options, rights of first offer or refusal, community property rights, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money. Delivery to Investors of such Offered Shares, upon payment therefor, will (i) pass good and marketable title to such Offered Shares to the relevant Investor(s), free and clear of all Claims, and (ii) convey, free and clear of all Claims, any and all rights and benefits incident to the ownership of such Offered Shares.

c.	No Filings. No order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official is required by or with respect to the Selling Stockholder in connection with the acceptance, delivery and performance by the Selling Stockholder of this Agreement or the sale and delivery of the Offered Shares of such Selling Stockholder being sold in the Offering, except (i) for such filings as may be required under Regulation A of the Securities Act, or under any applicable state securities laws, (ii) for such other filings and approvals as have been made or obtained, or (iii) where the failure to obtain any such order, license, consent, authorization, approval or exemption or give any such notice or make any filing or registration would not have a material adverse effect on the ability of the Selling Stockholder to perform its obligations hereunder and the transactions contemplated hereby.

d.	No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Selling Stockholder, threatened against the Selling Stockholder which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

e.	Non-Public Information. Selling Stockholder is not selling its Shares “on the basis of” (as defined in Rule 10b5-1 of the Exchange Act) any material, non-public information about the Offered Shares or the Company.

f.	Spousal Consent. The Selling Stockholder has caused his or her spouse to join in and consent to the terms of this Agreement by executing the Consent of Spouse in the form attached hereto as Exhibit A and the Consent of Spouse is incorporated by reference herein.

g.	Subsequent POA. Any subsequent power of attorney executed by the Selling Stockholder will expressly provide that the execution of such power of attorney will not revoke this Agreement.

The foregoing representations, warranties and agreements are for the benefit of and may be relied upon by the Attorney-in-Fact, the Company, the Transfer Agent, the Escrow Agent and their respective legal counsel.

5.	Release. Subject to the provisions of Section 7 hereof, the Selling Stockholder hereby agrees to release and does release the Attorney-in-Fact and the Escrow Agent and Transfer Agent from any and all liabilities, joint or several, to which they may become subject insofar as such liabilities (or action in respect thereof) arise out of or are based upon any action taken or omitted to be taken, including but not limited to not proceeding with the Offering for any reason whatsoever, by the Attorney-in- Fact, the Escrow Agent or the Transfer Agent pursuant hereto, except for their gross negligence, willful misconduct or bad faith.

6.	Waiver. Subject to the provisions of Section 7 hereof, the Selling Stockholder acknowledges and agrees that, by accepting payment for the Offered Shares purchased by Investors (the “Purchased Shares”) the Selling Stockholder forever releases and discharges the Company and its heirs, successors and assigns from any and all claims whatsoever that the Selling Stockholder now has, or may have in the future, arising out of, or related to the Purchased Shares.

7.	Indemnification.

a.	The Selling Stockholder agrees to indemnify and hold harmless the Attorney-in-Fact, the Escrow Agent, and the Transfer Agent and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement.

b.	Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

8.	Termination. This Agreement shall terminate upon the earliest to occur of:

a.	the date, if any, on which the Offering Statement is withdrawn from the Commission; and

b.	the date on which the final Closing (to be determined in sole discretion of the Company) in respect of the Offering in which Offered Shares are to be sold is consummated and the proceeds have been distributed to the Selling Stockholder, whether or not all the Offered Shares owned by the Selling Stockholder are sold in the Offering, subject, however, to all lawful action done or performed by the Attorney-in-Fact or the Escrow Agent or Transfer Agent pursuant hereto prior to the termination of this Agreement.

Notwithstanding any such termination, the representations, warranties and covenants of the Selling Stockholder contained herein and the provisions of Sections 5, 6 and 7 hereof shall survive the sale and delivery of the Offered Shares and the termination of this Agreement and remain in full force and effect. Following any termination of this Agreement, the Attorney-in-Fact, the Escrow Agent and the Transfer Agent shall have no further responsibilities or liabilities to the Selling Stockholder hereunder except to redeliver to the Selling Stockholder its Offered Shares not sold in the Offering and to distribute to the Selling Stockholder its portion of the net proceeds of the Offering, if any.

9.	Notices. Any notice required to be given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter:

a.	to Todd Goldberg, as Attorney-in-Fact, at Spring Place, 9800 Wilshire Blvd., Beverly Hills, CA 90212,

b.	to the Company at Spring Place, 9800 Wilshire Blvd., Beverly Hills, CA 90212, and

c.	to the Selling Stockholder at the address for such Selling Stockholder set forth in the stock records of the Company.

10.	Applicable Law. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the substantive laws of the State of Delaware.

11.	Binding Effect. All authority herein conferred or agreed to be conferred shall survive the death, disability or incapacity of the Selling Stockholder, and this Agreement shall inure to the benefit of, and shall be binding upon, the Attorney-in-Fact, the Selling Stockholder and the Selling Stockholder’s heirs, executors, administrators, successors and assigns. The Escrow Agent, the Transfer Agent, the Company and all other persons dealing with the Attorney-in-Fact as such may rely and act upon any writing believed in good faith to be signed by the Attorney-in-Fact.

12.	Recitals. The recitals to this Agreement are incorporated herein by reference and shall be deemed to be a part of this Agreement.

13.	Counterparts. This Agreement may be signed in any number of counterparts, each of which constituting an original but all of which together constituting one instrument.

14.	Electronic Signature. This Agreement and any other certificates, documents, undertakings, representations, agreements or consents contemplated hereby or delivered in connection herewith, including, without limitation, the subscription agreement, may be executed by an electronic signature or electronic transmission as permitted under applicable law or regulation, and shall be deemed to be written, signed and dated for purposes of execution.

15.	Partial Unenforceability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

This Irrevocable Power of Attorney has been entered into as of June __, 2021.

SELLING STOCKHOLDER

By:	/s/ Darren Marble
Darren Marble

ATTORNEY-IN-FACT

Todd Goldberg hereby accepts the appointment as Attorney-in-Fact pursuant to the foregoing Irrevocable Power of Attorney and agrees to abide by and act in accordance with the terms of said Agreement.

By:	/s/ Todd Goldberg
Todd Goldberg

COMPANY

Crush Capital, Inc.

By:	/s/ Todd Goldberg
Name:	Todd Goldberg
Title:	Co-CEO

EXHIBIT A

CONSENT OF SPOUSE

I confirm that I am the spouse or another person who has a community property or similar interest in the Offered Shares of the Selling Stockholder. I confirm that I have read and understood the terms of the Irrevocable Power of Attorney and I consent to the terms thereof, including the sale of the shares of Non-Voting Common Stock.

/s/ Dara Marble
(Signature of Spouse)
Name:	Dara Marble

IRREVOCABLE POWER OF ATTORNEY

WHEREAS:

The undersigned stockholder (the “Selling Stockholder”) of Crush Capital, Inc., a Delaware corporation (the “Company”) wishes to offer shares of Non-Voting Common Stock of the Company (“Shares”) for sale pursuant to the Offering pursuant to which the Selling Stockholder will seek to sell up to 1,746,725 shares of Non-Voting Common Stock, par value $0.0001 per share, of the Company (the “Non-Voting Common Stock”) (the “Offered Shares”);

The Selling Stockholder understands that the Company has filed with the Securities and Exchange Commission (the “Commission”) an Offering Statement on Form 1-A (the “Offering Statement”) under Regulation A of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the offering (the “Offering”) of shares of its Non-Voting Common Stock by the Company and the Selling Stockholder. The Selling Stockholder has elected to sell the Offered Shares in the Offering if the Offering is completed. Accordingly, the Offering will be qualified under the Securities Act, covering the Offered Shares to be sold by the Selling Stockholder.

The Company may undertake one or more closings (“Closings”) in respect of the Offering on an ongoing basis. At each Closing, 70% of the shares sold to investors (“Investors”) in the Offering will be newly issued shares sold by the Company, 15% will be shares sold by Selling Stockholder, and 15% will be shares sold by the other selling stockholder, until all of the shares offered by the Selling Stockholder and the other selling stockholder have been sold. After each Closing, funds tendered by Investors will be available to the Company and the Selling Stockholder, as applicable, in each case, subject to reduction for commissions and any holdback provided in the Master Services Agreement between the Company and Issuance Inc. related to the Offering.

The Selling Stockholder, by executing and delivering this Irrevocable Power of Attorney (this “Agreement”), confirms the Selling Stockholder’s willingness and intent to sell the Offered Shares in the Offering as provided herein.

The Selling Stockholder hereby acknowledges receipt in electronic format of (i) a form of the subscription agreement to be executed by Investors and the Company, and (ii) the Offering Statement as originally filed and all amendments thereto, including a copy of the Preliminary Offering Circular to be used in connection with the Offering. The Selling Stockholder understands that the subscription agreement is subject to revision before execution, with such changes as the Attorney-in-Fact deems appropriate (including with respect to the Securities Act).

NOW THEREFORE to induce the Company to enter into the subscription agreement and to secure its performance, the Selling Stockholder agrees as follows:

1.	Appointment of Attorney-in-Fact; Grant of Authority. For purposes of effecting the sale of the Offered Shares pursuant to the Offering, the Selling Stockholder irrevocably makes, constitutes and appoints Darren Marble the true and lawful agent and attorney-in-fact of the Selling Stockholder (the “Attorney-in-Fact”), with full power and authority, subject to the terms and provisions hereof, to act hereunder, or through a duly appointed successor attorney-in-fact (it being understood that the Attorney-in-Fact shall have full power to make and substitute any executive officer or director of the Company in the place and stead of such Attorney-in-Fact (or, in the event of the death, disability or incapacity of the Attorney-in-Fact, the Company may appoint a substitute therefor), and the Selling Stockholder hereby ratifies and confirms all that the Attorney-in-Fact or successor attorney-in-fact shall do pursuant to this Agreement), in his or their sole discretion, all as hereinafter provided, in the name of and for and on behalf of the Selling Stockholder, as fully as could the Selling Stockholder if present and acting in person, with respect to the following matters in connection with and necessary and incident to the qualification and sale of the Selling Stockholder’s Offered Shares in the Offering:

a.	to authorize and direct the Company, the Company’s Escrow Agent (“Escrow Agent”), Prime Trust LLC, and the Company’s transfer agent (“Transfer Agent”), Computershare Inc., and any other person or entity to take any and all actions as may be necessary or deemed to be advisable by the Attorney-in-Fact to effect the sale, transfer and disposition of any or all of the Selling Stockholder’s Offered Shares in the Offering as the Attorney-in-Fact or any of them may, in their sole discretion, determine, including to direct the Escrow Agent or Transfer Agent with respect to:

i.	the transfer on the stock record books of the Company of the Offered Shares in order to effect such sale (including the names in which the Offered Shares are to be issued and the denominations thereof);

ii.	the delivery of the Offered Shares to Investors with, if necessary, appropriate stock powers or other instruments of transfer duly endorsed or in blank against receipt by the Company of the purchase price to be paid therefor;

iii.	the payment by the Company (which payment may be made out of the proceeds of any sale of the Offered Shares) of the expenses, if any, to be borne by the Selling Stockholder pursuant to the Offering, and such other costs and expenses as are agreed upon by such Attorney-in-Fact to be borne by the Selling Stockholder (any expenses incurred on behalf of the Company and the Selling Stockholders shall be apportioned among the Selling Stockholder and the Company on the basis of the respective number of shares of Non-Voting Common Stock to be sold by them pursuant to the Offering); and

iv.	the remittance to the Selling Stockholder of the balance of the proceeds from any sale of the Offered Shares.

b.	to prepare, execute and deliver any and all documents (the “Offering Documents”) on behalf of the Selling Stockholder with respect to the Offering, with such insertions, changes, additions or deletions therein as the Attorney-in-Fact, in his or her sole discretion, may determine to be necessary or appropriate (which may include a decrease, but not an increase, in the number of Offered Shares to be sold by the Selling Stockholder), and containing such terms as such Attorney-in-Fact shall determine, including the price per share, the purchase price per share to be paid by Investors, and provisions concerning the Offering, the execution and delivery of such documents by the Attorney-in-Fact to be conclusive evidence with respect to his or her approval thereof, including the making of all representations and agreements to be made by, and the exercise of all authority thereunder vested in, the Selling Stockholder, and to carry out and comply with each and all of the provisions of the Offering Documents;

c.	to take any and all actions that may be necessary or deemed to be advisable by the Attorney-in-Fact with respect to the Offering, including, without limitation, approval of amendments to the Offering Statement or any preliminary offering circular, the execution, acknowledgment and delivery of any certificates, documents, undertakings, representations, agreements and consents, which may be required by the Commission, appropriate authorities of states or other jurisdictions or legal counsel or such certificates, documents, undertakings, representations, agreements and consents as may otherwise be necessary or appropriate in connection with the qualification of the Shares of the Company under the Securities Act or the securities or blue sky laws of the various states or necessary to facilitate sales of the Offered Shares;

d.	to take or cause to be taken any and all further actions, and to execute and deliver, or cause to be executed and delivered, any and all such certificates, instruments, reports, contracts, orders, receipts, notices, requests, applications, consents, undertakings, powers of attorney, instructions, certificates, letters and other writings, including communications to the Commission, documents, stock certificates and share powers and other instruments of transfer and closing as may be required to complete the Offering or as may otherwise be necessary or deemed to be advisable or desirable by the Attorney-in-Fact in connection therewith, with such changes or amendments thereto as the Attorney-in-Fact may, in his or her sole discretion, approve (such approval to be evidenced by their signature thereof), as may be necessary or deemed to be advisable or desirable by the Attorney-in-Fact to effectuate, implement and otherwise carry out the transactions contemplated by Offering and this Agreement, or as may be necessary or deemed to be advisable or desirable by the Attorney-in-Fact in connection with the qualification of the Shares of the Company, pursuant to the Securities Act or the securities or blue sky laws of the various states, the sale of the Shares to the Investors or the public offering thereof; and

e.	if necessary, to endorse (in blank or otherwise) on behalf of the Selling Stockholder any certificate or certificates representing the Offered Shares that may be issued or a stock power or powers attached to such certificate or certificates.

The execution of this Agreement shall not in any manner revoke, in whole or in part, any power of attorney that the Selling Stockholder has previously executed.

2.	Sole Authority of Attorney-in-Fact and the Company. The Selling Stockholder agrees that the Attorney-in-Fact has the sole authority to agree with the Company (including any pricing or similar committee established by the Board of Directors of the Company) upon the price at which the Shares will be sold to the public under the Offering Statement. The Selling Stockholder further agrees that the Company may withdraw the Offering Statement and terminate the Offering in its sole discretion for any reason whatsoever or for no reason, without any liability to the Selling Stockholder.

3.	Irrevocability. The Selling Stockholder has conferred and granted the power of attorney and all other authority contained herein for the purpose of completing the Offering and in consideration of the actions of the Company in connection therewith. Therefore, the Selling Stockholder hereby agrees that all power and authority hereby conferred is coupled with an interest and is irrevocable and, to the fullest extent not prohibited by law, shall not be terminated by any act of the Selling Stockholder or by operation of law or by the occurrence of any event whatsoever, including, without limitation, the death, disability, incapacity, revocation, termination, liquidation, dissolution, bankruptcy, dissolution of marital relationship or insolvency of the Selling Stockholder (or if more than one, either or any of them) or any similar event (including, without limiting the foregoing, the termination of any trust or estate for which the Selling Stockholder is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, or the dissolution or liquidation of any corporation, partnership or other entity). If, after the execution of this Agreement, any such event shall occur before the completion of the transactions contemplated by the subscription agreement and/or this Agreement, the Attorney-in-Fact and the Transfer Agent and Escrow Agent are nevertheless authorized and directed to complete all of such transactions, including the delivery of the Selling Stockholder’s Shares to be sold to Investors, as if such event had not occurred and regardless of notice thereof.

4.	Representations, Warranties and Agreements. The Selling Stockholder represents and warrants to the Company that the following representations and warranties are true and complete in all material respects as of the date of qualification of the Offering Statement by the Commission, and as of each Closing in which the Selling Stockholder participates, except as otherwise indicated. For purposes of this Agreement, an individual shall be deemed to have “knowledge” of a particular fact or other matter if such individual is actually aware of such fact. An entity will be deemed to have “knowledge” of a particular fact or other matter if one of such entity’s current officers, directors, managing member or any officer or director thereof, general partner or any officer or director thereof, or similar person of authority with respect to such Selling Stockholder has, or at any time had, actual knowledge of such fact or other matter:

a.	Authorization of Agreement. Selling Stockholder has all necessary power and authority, under all applicable provisions of law to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement is a valid and binding obligation of Selling Stockholder, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (ii) as limited by general principles of equity that restrict the availability of equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

b.	Title to the Shares. Upon taking all actions necessary, if any, as contemplated in this Agreement, Selling Stockholder is the lawful owner of the Offered Shares, with good and marketable title thereto, and the Selling Stockholder has the absolute right to sell, assign, convey, transfer and deliver such Offered Shares and any and all rights and benefits incident to the ownership thereof, all of which rights and benefits are transferable by the Selling Stockholder to Investors, free and clear of all the following (collectively called “Claims”) of any nature whatsoever: security interests, liens, pledges, claims (pending or threatened), charges, escrows, encumbrances, lock-up arrangements, options, rights of first offer or refusal, community property rights, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money. Delivery to Investors of such Offered Shares, upon payment therefor, will (i) pass good and marketable title to such Offered Shares to the relevant Investor(s), free and clear of all Claims, and (ii) convey, free and clear of all Claims, any and all rights and benefits incident to the ownership of such Offered Shares.

c.	No Filings. No order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official is required by or with respect to the Selling Stockholder in connection with the acceptance, delivery and performance by the Selling Stockholder of this Agreement or the sale and delivery of the Offered Shares of such Selling Stockholder being sold in the Offering, except (i) for such filings as may be required under Regulation A of the Securities Act, or under any applicable state securities laws, (ii) for such other filings and approvals as have been made or obtained, or (iii) where the failure to obtain any such order, license, consent, authorization, approval or exemption or give any such notice or make any filing or registration would not have a material adverse effect on the ability of the Selling Stockholder to perform its obligations hereunder and the transactions contemplated hereby.

d.	No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Selling Stockholder, threatened against the Selling Stockholder which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

e.	Non-Public Information. Selling Stockholder is not selling its Shares “on the basis of” (as defined in Rule 10b5-1 of the Exchange Act) any material, non-public information about the Offered Shares or the Company.

f.	Spousal Consent. The Selling Stockholder has caused his or her spouse to join in and consent to the terms of this Agreement by executing the Consent of Spouse in the form attached hereto as Exhibit A and the Consent of Spouse is incorporated by reference herein.

g.	Subsequent POA. Any subsequent power of attorney executed by the Selling Stockholder will expressly provide that the execution of such power of attorney will not revoke this Agreement.

The foregoing representations, warranties and agreements are for the benefit of and may be relied upon by the Attorney-in-Fact, the Company, the Transfer Agent, the Escrow Agent and their respective legal counsel.

5.	Release. Subject to the provisions of Section 7 hereof, the Selling Stockholder hereby agrees to release and does release the Attorney-in-Fact and the Escrow Agent and Transfer Agent from any and all liabilities, joint or several, to which they may become subject insofar as such liabilities (or action in respect thereof) arise out of or are based upon any action taken or omitted to be taken, including but not limited to not proceeding with the Offering for any reason whatsoever, by the Attorney-in- Fact, the Escrow Agent or the Transfer Agent pursuant hereto, except for their gross negligence, willful misconduct or bad faith.

6.	Waiver. Subject to the provisions of Section 7 hereof, the Selling Stockholder acknowledges and agrees that, by accepting payment for the Offered Shares purchased by Investors (the “Purchased Shares”) the Selling Stockholder forever releases and discharges the Company and its heirs, successors and assigns from any and all claims whatsoever that the Selling Stockholder now has, or may have in the future, arising out of, or related to the Purchased Shares.

7.	Indemnification.

a.	The Selling Stockholder agrees to indemnify and hold harmless the Attorney-in-Fact, the Escrow Agent, and the Transfer Agent and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement.

b.	Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

8.	Termination. This Agreement shall terminate upon the earliest to occur of:

a.	the date, if any, on which the Offering Statement is withdrawn from the Commission; and

b.	the date on which the final Closing (to be determined in sole discretion of the Company) in respect of the Offering in which Offered Shares are to be sold is consummated and the proceeds have been distributed to the Selling Stockholder, whether or not all the Offered Shares owned by the Selling Stockholder are sold in the Offering, subject, however, to all lawful action done or performed by the Attorney-in-Fact or the Escrow Agent or Transfer Agent pursuant hereto prior to the termination of this Agreement.

Notwithstanding any such termination, the representations, warranties and covenants of the Selling Stockholder contained herein and the provisions of Sections 5, 6 and 7 hereof shall survive the sale and delivery of the Offered Shares and the termination of this Agreement and remain in full force and effect. Following any termination of this Agreement, the Attorney-in-Fact, the Escrow Agent and the Transfer Agent shall have no further responsibilities or liabilities to the Selling Stockholder hereunder except to redeliver to the Selling Stockholder its Offered Shares not sold in the Offering and to distribute to the Selling Stockholder its portion of the net proceeds of the Offering, if any.

9.	Notices. Any notice required to be given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter:

a.	to Darren Marble, as Attorney-in-Fact, at Spring Place, 9800 Wilshire Blvd., Beverly Hills, CA 90212,

b.	to the Company at Spring Place, 9800 Wilshire Blvd., Beverly Hills, CA 90212, and

c.	to the Selling Stockholder at the address for such Selling Stockholder set forth in the stock records of the Company.

10.	Applicable Law. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the substantive laws of the State of Delaware.

11.	Binding Effect. All authority herein conferred or agreed to be conferred shall survive the death, disability or incapacity of the Selling Stockholder, and this Agreement shall inure to the benefit of, and shall be binding upon, the Attorney-in-Fact, the Selling Stockholder and the Selling Stockholder’s heirs, executors, administrators, successors and assigns. The Escrow Agent, the Transfer Agent, the Company and all other persons dealing with the Attorney-in-Fact as such may rely and act upon any writing believed in good faith to be signed by the Attorney-in-Fact.

12.	Recitals. The recitals to this Agreement are incorporated herein by reference and shall be deemed to be a part of this Agreement.

13.	Counterparts. This Agreement may be signed in any number of counterparts, each of which constituting an original but all of which together constituting one instrument.

14.	Electronic Signature. This Agreement and any other certificates, documents, undertakings, representations, agreements or consents contemplated hereby or delivered in connection herewith, including, without limitation, the subscription agreement, may be executed by an electronic signature or electronic transmission as permitted under applicable law or regulation, and shall be deemed to be written, signed and dated for purposes of execution.

15.	Partial Unenforceability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

This Irrevocable Power of Attorney has been entered into as of June __, 2021.

SELLING STOCKHOLDER

By:	/s/ Todd Goldberg
Todd Goldberg

ATTORNEY-IN-FACT

Darren Marble hereby accepts the appointment as Attorney-in-Fact pursuant to the foregoing Irrevocable Power of Attorney and agrees to abide by and act in accordance with the terms of said Agreement.

By:	/s/ Darren Marble
Darren Marble

COMPANY

Crush Capital, Inc.

By:	/s/ Darren Marble
Name:	Darren Marble
Title:	Co-CEO

EXHIBIT A

CONSENT OF SPOUSE

I confirm that I am the spouse or another person who has a community property or similar interest in the Offered Shares of the Selling Stockholder. I confirm that I have read and understood the terms of the Irrevocable Power of Attorney and I consent to the terms thereof, including the sale of the shares of Non-Voting Common Stock.

/s/ Anais Goldberg
(Signature of Spouse)
Name:	Anais Goldberg